UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 8, 2006
Vitran Corporation Inc.
(Exact name of registrant as specified in its charter)

Ontario	000-26256	000000000

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 The West Mall , Suite 701, Toronto, Ontario	M9C 5L5

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 416-596-7664
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
The foregoing is qualified by reference of Form 8-K Item 1.01 filed on October 2, 2006 and Exhibit 99.1, which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
The following financial statements are included as part of this Business Acquisition Report;
(a)	Audit report and financial statements of PJAX, Inc. and Related Companies for the year ended December 31, 2005 including the reconciliation of differences between United States and Canadian Generally Accepted Accounting Principles;

(b)	Unaudited interim financial statements of PJAX, Inc. and Related Companies for the nine month period ended September 30, 2006 including the reconciliation of differences between United States and Canadian Generally Accepted Accounting Principles; and

(c)	Unaudited pro forma consolidated balance sheet at September 30, 2006 of Vitran and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2006 and year ended December 31, 2005 including the reconciliation of differences between United States and Canadian Generally Accepted Accounting Principles.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitran Corporation Inc.
December 8, 2006	By:	/s/ Sean P. Washchuk
		Name:	Sean P. Washchuk
		Title:	Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Business Acquisition Report, Financial Statements and Exhibits